                            SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                              DAOU SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------
          Notes:

                   [LOGO / LETTERHEAD OF DAOU SYSTEMS, INC.]

                               DAOU Systems, Inc.
                              5120 Shoreham Place
                          San Diego, California 92122
                               T: (858) 452-2221
                              http://www.daou.com

May 15, 2001

Dear Stockholder:

   You are cordially invited to attend the Company's 2001 Annual Meeting of Stockholders to be held on June 19, 2001. At the meeting, the Company's management will review actions taken during the fiscal year ended December 31, 2000 and present its plans for 2001.

   The meeting will begin promptly at 10:00 a.m., local time, at the Company's principal executive offices located at 5120 Shoreham Place, San Diego, California 92122.

   The official Notice of Meeting, Proxy Statement and Proxy Card are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

   The vote of every stockholder is important. Mailing your completed Proxy Card will not prevent you from voting in person at the meeting if you wish to do so. Please complete, sign, date and promptly return your Proxy Card in the enclosed envelope. Your cooperation will be greatly appreciated.

   Members of the Company's Board of Directors and management look forward to greeting personally those stockholders who are able to attend the meeting.

                                          Sincerely

                                          James T. Roberto
                                          President, Chief Executive Officer
                                           and Director

                               DAOU SYSTEMS, INC.
                              5120 Shoreham Place
                          San Diego, California 92122

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 19, 2001

                               ----------------

   Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of DAOU Systems, Inc., a Delaware corporation (the "Company"), will be held at the Company's principal executive offices located at 5120 Shoreham Place, San Diego, California 92122 on June 19, 2001, at 10:00 a.m., local time, for the following purposes:

  1. To elect two (2) Class I directors of the Company for a term expiring at the annual meeting of stockholders to be held in 2004, with each Class I director to hold office until his respective successor is duly elected and qualified;

  2. To ratify the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001; and

  3. To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on April 20, 2001 and holders of Series A Preferred Stock will be entitled to notice of and to vote at the Meeting and any adjournments thereof. Each of these stockholders is cordially invited to be present and vote at the Meeting in person.

                                          By Order of the Board of Directors

                                          Neil R. Cassidy
                                          Secretary

San Diego, California
May 15, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS IS IMPORTANT BECAUSE A MAJORITY OF THE SHARES MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU SEND IN YOUR PROXY CARD NOW. IN ADDITION, YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS VOTED.

                               DAOU Systems, Inc.

                               ----------------

                                Proxy Statement
                                      for
                         Annual Meeting of Stockholders
                          to be held on June 19, 2001

                               ----------------

                               Table of Contents

                                                                            Page
                                                                            ----
General Information........................................................   1

Shares Outstanding and Voting Rights.......................................   2

Proposal One--Election of Class I Directors................................   3

Proposal Two--Ratification of Independent Auditors.........................  19

Other Business.............................................................  20

                               DAOU SYSTEMS, INC.
                              5120 Shoreham Place
                          San Diego, California 92122

                               ----------------

                                Proxy Statement
                                      for
                         Annual Meeting of Stockholders
                          to be held on June 19, 2001

                               ----------------

                              General Information

   Your proxy in the enclosed form is solicited by the Board of Directors (the "Board") of DAOU Systems, Inc., a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 5120 Shoreham Place, San Diego, California 92122 on June 19, 2001, at 10:00 a.m., local time (the "Meeting"), for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Meeting. The mailing of this Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy Card (the "Proxy Card") to the stockholders of the Company is expected to commence on or about May 15, 2001.

   The shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), represented by proxy will be voted in accordance with the instructions given on the Proxy Card, subject to the proper execution of the Proxy Card and its receipt by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted:

    "FOR" the election of the Class I directors to the Board nominated by the Board; and

    "FOR" the ratification of the selection of independent auditors for the fiscal year ending December 31, 2001.

   A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy Card is present at the Meeting and votes in person.

   Copies of solicitation material will be furnished to brokerage firms, nominees, fiduciaries and custodians holding shares of Common Stock in their names which are beneficially owned by others ("record holders") to forward to such beneficial owners. In addition, the Company may reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by either telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver solicitation material to record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The costs of these services to the Company, exclusive of out-of-pocket costs, is not expected to exceed $10,000. Except as described above, the Company does not intend to solicit proxies other than by mail.

                      SHARES OUTSTANDING AND VOTING RIGHTS

Record Date and Shares Outstanding

   Only holders of shares of Common Stock of record as of the close of business on April 20, 2001 (the "Record Date") and holders of Series A Preferred Stock, are entitled to vote at the Meeting. On the Record Date, 17,830,634 shares of Common Stock (collectively, the "Shares") and 2,181,818 shares of Preferred Stock were issued and outstanding. Each of the Shares is entitled to one vote on all matters to be voted upon at the Meeting.

Quorum; Broker Non-votes; Abstentions

   The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. The Shares that are voted by proxy "FOR," "AGAINST" or "WITHHELD FROM" a proposal are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting with respect to such proposal.

   Broker non-votes (i.e., Shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, a broker non-vote will not affect the outcome of the voting on any proposal set forth in this Proxy Statement.

   The Class I director nominees will be elected by a plurality of votes of the Shares present in person or represented by proxy at the Meeting. Any of the Shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of the Class I directors, except to the extent that the failure to vote for one Class I director nominee results in another nominee receiving a larger portion of votes. Any other proposals submitted to the Company's stockholders in the Proxy Card must be approved by the vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at the Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes will not be counted as votes for or against the proposal.

Revocability of Proxy

   A proxy may be revoked by a stockholder at any time prior to the voting at the Meeting by written notice to the Secretary of the Company, by submission of another duly executed proxy bearing a later date or by voting in person at the Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company or its transfer agent. The mere presence at the Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy Card by the stockholder or, if no instructions are indicated, will be voted:

    "FOR" the election of the Class I directors to the Board nominated by the Board;

    "FOR" the ratification of the selection of independent auditors for the fiscal year ending December 31, 2001; and as to any other matter that may be properly brought before the Meeting, in accordance with the judgment of the proxy holders.

                                  PROPOSAL ONE

                         ELECTION OF CLASS I DIRECTORS
                           (Item 1 on the Proxy Card)

   The Board currently consists of four (4) directors. At the Meeting, the stockholders will elect two (2) Class I directors to the Board who will hold office until their respective successors are duly elected and qualified at the 2004 annual stockholders meeting. The Board has nominated James T. Roberto and
H. Lawrence Ross as the two (2) Class I directors to be elected at the Meeting.

   Management knows of no reason why any of these Class I director nominees would be unable or unwilling to serve; but, in the event that any Class I director nominee is unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of Class I director as management may recommend in the place of such nominee.

Information Regarding Class I Director Nominees

   The following table sets forth the names, ages, principal occupations for the periods indicated and other directorships of the two (2) Class I director nominees. James T. Roberto is currently President and Chief Executive Officer and a director of the Company. H. Lawrence Ross is currently a director of the Company. Information as to the stock ownership of each Class I director nominee and all current directors and executive officers of the Company as a group is set forth below under "Securities Ownership of Certain Beneficial Owners and Management."

                           Principal Occupation for the Past Five      Director
 Name              Age         Years and Other Directorships            Since
 ----              --- ---------------------------------------------   --------
 CLASS I
  James T. Roberto 59  Mr. Roberto has served as Director, President   November
                       and Chief Executive Officer since November        2000
                       2000. From November 1998 to October 2000, he
                       served as a professional consultant to
                       several healthcare information technology
                       companies, focusing on strategic planning,
                       funding, due diligence and turnaround
                       management initiatives. From 1993 to 1998,
                       Mr. Roberto served as Chief Executive Officer
                       of Prompt Associates, a high-technology
                       hospital billing review and analysis firm,
                       where he successfully executed a turnaround
                       and restructuring of the company. Prompt was
                       acquired by Concentra Managed Care in late
                       1996, and Mr. Roberto continued as Prompt's
                       CEO and served as a member of Concentra's
                       mergers and acquisition team for the next two
                       years. Mr. Roberto holds a B.S. with honors
                       in Finance and his Master of Business
                       Administration from The Pennsylvania State
                       University.

  H. Lawrence Ross 44  Mr. Ross is the founder of Ross & Company, an    April
                       executive search firm based in Southport,         2001
                       Connecticut, specializing in senior
                       executives for early stage and other
                       accelerated growth healthcare and technology
                       companies. Mr. Ross has served as President
                       since 1992. Ross & Company recruits senior-
                       level managers for organizations in various
                       industry segments at every level of size and
                       development, including concept and seed stage
                       start-ups, as well as more established
                       businesses which are recapitalizations,
                       workouts or turnarounds. Ross holds a B. A.
                       degree from Yale University.

Vote Required and Board Recommendation

   The two (2) Class I director nominees receiving the highest number of affirmative votes of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for each of them will be elected as Class I directors of the Company. Votes withheld from any Class I director nominee will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Stockholders do not have the right to cumulate their votes in the election of directors. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or if no direction is made, for the election of the Board's nominees. If any of the Class I director nominees is unable or declines to serve as a Class I director at the time of the Meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees will be unable or will decline to serve as a Class I director.

   THE BOARD RECOMMENDS A VOTE "FOR" THE TWO (2) CLASS I DIRECTOR NOMINEES LISTED ABOVE.

Information Concerning Directors and Executive Officers

   Information concerning the Company's current executive officers and directors is set forth below.

 Name                                 Age Position
 ----                                 --- --------
                                          Chief Executive Officer, President
 James T. Roberto (1)................  59 and Director
                                          Executive Vice President, Chief
 Neil R. Cassidy.....................  36 Financial Officer and Secretary
                                          President of Technology Services
 Stephen M. Casey....................  41 Division
                                          President of Application Services
 Vincent K. Roach....................  56 Division
 Kevin M. Fickenscher (2), (4), (5)..  50 Director
 David W. Jahns (3), (4), (5)........  35 Director
 H. Lawrence Ross (1), (4), (5)......  44 Director

--------
(1) Class I director, term expires at 2001 annual meeting of stockholders.

(2) Class II director, term expires at 2003 annual meeting of stockholders.

(3) Class III director, term expires at 2002 annual meeting of stockholders.

(4) Member of the Audit Committee.

(5) Member of the Compensation Committee.

   A description of the background of each of the Class I director nominees has been provided above under "Information Regarding Class I Director Nominees." A description of the background of each of the other directors and executive officers who are not directors follows:

   Mr. Cassidy has served as Executive Vice President, Chief Financial Officer and Secretary since October 2000. From November 1997 to October 2000, Mr. Cassidy served as Vice President of Field Administrative Services. From June 1996 to October 1997, he was Vice President of Finance. From May 1992 to May 1996, Mr. Cassidy was Director of Finance. Mr. Cassidy holds a B.A. in Business Economics from the University of California at Santa Barbara.

   Mr. Casey has served as President of the Company's Technology Services Division since January 2001. Mr. Casey served as Senior Vice President of Integration from January 1999 to December 2000, as President, Chief Executive Officer and a Director of DAOU-Sentient, Inc., a wholly-owned subsidiary of the Company, from April 1998 to December 2000, and as President and Chief Executive Officer of Enosus, Inc., a wholly-owned subsidiary of the Company, from February 2000 to December 2000. Prior thereto, from August 1993 to March 1998, Mr. Casey was President of Sentient Systems, Inc., a technical services firm for the healthcare industry that the Company acquired in March 1998. Mr. Casey holds a B.S. in Business Administration from the University of Maryland University College, and received his M.B.A. from the Wharton School of Business at the University of Pennsylvania.

   Mr. Roach has served as President of the Company's Application Services Division, since January 2001, and as President of DAOU-TMI, Inc., a subsidiary of the Company, from June 1998 to December 2000. From December 1983 to June 1998, Mr. Roach was President of Technology Management, Inc., a management consulting and applications implementation firm that the Company acquired in June 1998. He holds a B.A. from Wabash College.

   Dr. Fickenscher has been a Director of the Company since March 1999. He is Senior Vice President of WebMD Corporation, a publicly traded transaction based company that provides connectivity services for the healthcare industry. Prior to joining WebMD in February 2000, he served as the Senior Vice President and Chief Medical Officer at Catholic Healthcare West, a regional, integrated healthcare system since April 1997. From April 1994 to April 1997, he was Senior Vice President and Chief Medical Officer at Aurora Health Care, a regional, vertically integrated healthcare system. Dr. Fickenscher holds a B.A. in Psychology at the University of North Dakota, and an M.D. from the University of North Dakota School of Medicine. He obtained his residency in Family Practice through Montefiore Hospital and Medical Center and the University of North Dakota.

   Mr. Jahns has been a Director of the Company since October 1995. Mr. Jahns joined Galen Associates, a venture capital investment firm, in January 1993, and has served as Vice President since January 1994. He also serves as General Partner of Galen Partners III, L.P. and Galen Partners International III, L.P. Mr. Jahns currently serves on the board of directors of various private healthcare services and technology companies. He holds a B.A. in Political Science and Economics from Colgate University and an M.B.A. from the J.L. Kellogg Graduate School of Business.

Board of Directors

   The Company's Bylaws provide for a range of one to 11 directors, with the current authorized number set at four. The Company's Certificate of Incorporation provides that the Board is classified into three classes, with the directors of each class to be elected for a term of three years and to hold office until their successors are duly elected and qualified. At each annual meeting of stockholders, the successors to the class of directors whose term then expires will be elected to hold office for a term expiring at the annual meeting of stockholders held subsequently in three years. In each case, a director serves for the designated term and until his or her respective successor is duly elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause.

   Kevin M. Fickenscher currently serves as a Class II director (term expiring at the 2003 annual meeting of stockholders); and David W. Jahns currently serves as a Class III director (term expiring at the 2002 annual meeting of stockholders).

Board Meetings and Committees

   During the fiscal year ended December 31, 2000 ("Fiscal 2000"), the Board held four regular meetings and five special meetings. Each of the directors attended at least 75% of the meetings held during Fiscal 2000 which occurred on or after the initiation of his term as a director.

   The Board has a compensation committee (the "Compensation Committee") currently consisting of Messrs. Fickenscher, Jahns and Ross, and an audit committee (the "Audit Committee") currently consisting of Messrs. Fickenscher, Jahns and Ross. On November 6, 2000, Dr. Fickenscher replaced Mr. Richard B. Jaffe, who resigned his Board position that same day, on the Compensation Committee. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and employees. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to the stockholders and, if appropriate, initiates inquiries into aspects of the Company's financial affairs. Officers are elected by and serve at the discretion of the Board. The Company neither has a Nominating Committee nor a committee that performs equivalent functions of a Nominating Committee.

   During Fiscal 2000, the Audit Committee held four meetings, and the Compensation Committee held five meetings. Mr. Moragne did not attend two of the Audit Committee meetings. Messrs. Fickenscher and Jahns did not attend one of the Audit Committee meetings. Mr. Jaffe did not attend two of the Compensation Committee meetings.

Section 16(a) Beneficial Ownership reporting Compliance

   Section 16(a) under the Securities Exchange Act of 1934, requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

   To the Company's knowledge, based solely on conversations with the Company's officers and directors and a review of such reports filed with the SEC, the Company is unaware of any instances of noncompliance or late compliance with filings during Fiscal 2000 by its directors, officers or 10 percent stockholders.

Securities Ownership of Certain Beneficial Owners and Management

   The following table sets forth certain information regarding beneficial ownership of the Common Stock as of May 5, 2001 by:

  . each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock;

  .  each director of the Company;

  . all individuals serving as the Company's Chief Executive Officer during Fiscal 2000;

  .  the other Named Executive Officers; and

  .  all directors and executive officers of the Company as a group.

   Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investing power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable community property laws, and their address is 5120 Shoreham Place, San Diego, California 92122.

                                                                      Shares
                                                                   Beneficially
                                                                     Owned (1)
                                                                 -----------------
Name and Address of Beneficial Owner (1)                          Number   Percent
----------------------------------------                         --------- -------
Galen Partners III, L.P. (2).................................... 5,908,768  26.0%

Wellington Management Company LLP (3)........................... 1,601,000   9.5

Vincent K. Roach (4)............................................   676,250   4.0
 President of Application Services Division

James T. Roberto (5)............................................   335,066   2.0
 Chief Executive Officer and Director

H. Lawrence Ross................................................   108,968    *
 Director

Stephen M. Casey (6)............................................   104,550    *
 President of Technology Services Division

Neil R. Cassidy (7).............................................    34,209    *
 Executive Vice President, Chief Financial Officer and Secretary

David W. Jahns (8)..............................................    23,232    *
 Director

Kevin M. Fickenscher (9)........................................     8,267    *
 Director

All directors and executive officers as a group (10)............ 1,181,574   6.8
 (8 persons)

--------
  *  Less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable within 60 days of May 5, 2001 are deemed outstanding for computing the percentage of the person or entity holding such options but are not deemed outstanding for computing the percentage of any other person.

 (2) Includes 2,181,818 Series A convertible preferred shares of which 1,993,234 shares are held by Galen Partners III, L.P., 180,422 shares are held by Galen Partners International III L.P., and 8,162 shares are held by Galen Employee Fund III, L.P., issuable upon conversion of Series A preferred stock. Also includes accumulated dividends of 186,950 Series A convertible preferred shared issuable upon conversion of Series A preferred stock. Please note that pursuant to
    Section 1 of the Certificate of Designation for the Series A preferred stock, dividends shall be paid to the holders of Series A preferred stock at an annual rate of 6% for the first two years after the date upon which any shares of Series A preferred stock were issued (the "Issue Date"), plus an additional 1% per annum based upon the Series A issue price for each successive year after the second anniversary of the Issue Date, up to a maximum of 12%, which dividend shall accrue and be payable semi-annually in shares of Series A preferred stock valued at the Series A issue price. Mr. Jahns is a General Partner of Galen Partners III, L.P.

 (3) Data based on information contained in a Schedule 13G/A filed with the SEC on February 13, 2001 on behalf of Wellington Management Company ("WMC"). The address of WMC is 75 State Street, Boston Mass. 02109. WMC may be deemed to beneficially own 1,601,000 shares of Common Stock. WMC has neither sole voting power nor sole dispositive power over these shares of Common Stock.

 (4) Includes 24,000 shares issuable under stock options exercisable within 60 days of May 5, 2001.

 (5) Includes 291,666 shares issuable under stock options exercisable within 60 days of May 5, 2001.

 (6) Includes 50,000 shares issuable under stock options exercisable within 60 days of May 5, 2001.

 (7) Includes 30,385 shares issuable under stock options exercisable within 60 days of May 5, 2001.

 (8) Includes 22,645 shares issuable under stock options exercisable within 60 days of May 5, 2001.

 (9) Includes 8,267 shares issuable under stock options exercisable within 60 days of May 5, 2001.

(10) Includes 426,963 shares issuable under stock options exercisable within 60 days of May 5, 2001.

                             EXECUTIVE COMPENSATION

Director Compensation

   In November 2000, the Company elected to begin compensating outside directors $1,000 for each board of directors or committee meeting attended in person and $500 for participation on conference calls. Prior to November 2000, directors of the Company had not historically received cash for services that they provided as directors or as committee members. As consideration for serving on the Board, the Company granted to each of the following outside directors (at the time of grant) options to purchase shares of Common Stock, in each case vesting over three years from the date of issuance: Dr. Fickenscher (18,000 options, 8,000 of which were granted in 1999) and Mr. Jahns (29,045 options, 8,000 of which were granted in 1999). There were no options granted to outside directors in 2000. The Company may elect to change the cash compensation amounts or grant additional options to directors in the future.

Executive Compensation

   The following table shows for the three (3) years ended December 31, 2000 the cash and other compensation awarded to, earned by or paid to the following individuals (collectively, the "Named Executive Officers"):

  (i) each of the individuals who served as Chief Executive Officer during Fiscal 2000;

  (ii) each of the four most highly compensated executive officers (other than the Chief Executive Officers) who were serving as executive officers at the end of Fiscal 2000; and

  (iii) the two individuals that would have been included in the table but for the fact that they were not serving as an executive officer of the Company at the end of Fiscal 2000.

                           Summary Compensation Table

                                                                             Long-Term
                                                                            Compensation
                                                                            ------------
                                                        Annual Compensation    Awards
                                                        ------------------- ------------
                                                                             Securities
                                                                             Underlying   All Other
Name and Principal Position                        Year  Salary     Bonus   Options/SARs Compensation
---------------------------                        ---- ------------------- ------------ ------------
James T. Roberto.................................. 2000 $  41,538 $     --   1,500,000     $    --
 Chief Executive Officer and President (1)

Larry D. Grandia.................................. 2000   226,610    34,660        --       236,164(2)(3)
 Former Chief Executive Officer and                1999   122,962   100,000    550,000          --
 President (2)

Vincent K. Roach.................................. 2000   460,000   472,867        --           --
 President of Application Services Division        1999   460,000   983,500        --           --
                                                   1998   249,167   362,546     60,000          --

Stephen M. Casey.................................. 2000   170,000    46,263     70,000          --
 President of Technology Services                  1999   170,000    81,543        --           --
                                                   1998   127,500   142,114     60,000          --

Eric S. Ringwall.................................. 2000   178,365    25,631     70,000          --
 Chief Technology Officer                          1999   131,019    12,023     25,000          --

Neil R. Cassidy................................... 2000   134,053    12,350    150,000          --
 Executive Vice President, Chief Financial Officer
 and Secretary (4)

                                                                          Long-Term
                                                                         Compensation
                                                                         ------------
                                                  Annual Compensation       Awards
                                                  ---------------------- ------------
                                                                          Securities
                                                                          Underlying   All Other
Name and Principal Position                  Year  Salary        Bonus   Options/SARs Compensation
---------------------------                  ---- ----------   --------- ------------ ------------

D. Parker Hinshaw........................... 2000   304,800(5)    11,016    70,000        --
 Former Senior Vice President (5)            1999   177,872       35,717       --         --
                                             1998   162,504      202,000    42,354        --

Darryl J. Bollinger......................... 2000   291,158(6)       --        --         --
 Former Senior Vice President of Application 1999   175,000       78,015       --         --
 Implementation Services (6)                 1998   119,175          --     40,000        --

--------
(1) Mr. Roberto was appointed Chief Executive Officer and President of the Company on November 9, 2000.

(2) Mr. Grandia resigned as Chief Executive Officer and President of the Company effective November 11, 2000. As part of his separation agreement, the Company released Mr. Grandia from his obligation to repay principal and interest of $205,880 from a loan payable to the Company and transferred ownership of an automobile valued at $24,889.

(3) Includes $5,395 of contributions made by the Company under its 401(k) plan.

(4) Mr. Cassidy was appointed Executive Vice President, Chief Financial Officer and Secretary on October 2, 2000.

(5) Mr. Hinshaw resigned as Senior Vice President effective June 30, 2000. As part of his separation agreement, the Company paid Mr. Parker $175,000.

(6) Mr. Bollinger resigned as Senior Vice President of Application Implementation Services of the Company effective March 15, 2000. As part of his separation agreement, the Company paid Mr. Bollinger $255,000.

1996 Stock Option Plan

   The 1996 Stock Option Plan (the "1996 Option Plan") provides for the grant of ISOs to employees and nonstatutory stock options to employees, directors and consultants. A total of 5,000,000 shares of Common Stock have been reserved for issuance under the 1996 Option Plan, under which options to purchase 3,268,603 shares of Common Stock were outstanding as of May 5, 2001. On May 25, 2000, stockholders approved an amendment to the 1996 Option Plan to increase the number of shares reserved for issuance thereunder to from 4,000,000 to 5,000,000 shares of Common Stock. The number of shares of Common Stock underlying options issued under the 1996 Option Plan cannot exceed twenty-five percent (25%) of the number of the Company's outstanding shares of Common Stock at the end of the immediately preceding fiscal quarter.

   A committee (the "Option Committee") consisting solely of outside directors within the meaning of Section 162(m) of the Internal Revenue Code is currently responsible for administering the 1996 Option Plan and determining the exercise price of options granted thereunder to executive officers of the Company. The Option Committee has delegated to David W. Jahns, a member of the Board of Directors, and to James T. Roberto, the Company's President, Chief Executive Officer and Director, the administration of the 1996 Option Plan with respect to employees (except for executive officers) and consultants (except for directors).

   Options granted under the 1996 Option Plan typically vest over three or five year periods. The exercise price of ISOs must be at least equal to the fair market value of the Common Stock on the date of grant. In addition, the exercise price of any stock option granted to an optionee who owns stock representing more than 10% of the voting power of all classes of stock of the Company must equal at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price may be paid in such consideration as determined by the Board. No individual may receive options to purchase more than a total of 150,000 shares of Common Stock under the 1996 Option Plan during any year. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company, the term of the option is limited to five years or less. The term for all other options may not exceed ten years.

   The Board may amend or modify the 1996 Option Plan at any time without the consent of the optionees, so long as such action does not adversely affect their outstanding options. The 1996 Option Plan will terminate in 2006, unless terminated earlier by the Board. Each outstanding option provides that, in the event of a "change in control," including the dissolution or liquidation of the Company or a merger of the Company with or into another corporation, each optionee may be entitled to exercise up to 70% of the shares of Common Stock underlying his unvested options immediately prior to the consummation of such "change in control" event. Mr. James T. Roberto was granted 150,000 options under the 1996 Stock Option Plan on December 1, 2000, pursuant to an employment agreement. The options vest over a three year period and provide that, in the event of a "change in control", including the dissolution or liquidation of the Company or a merger of the Company with or into another corporation, Mr. Roberto will be entitled to exercise up to 100% of the shares of Common Stock underlying his unvested options immediately prior to the consummation of such "change in control" event.

                       Option Grants in Last Fiscal Year

   The following table sets forth information concerning stock options awarded to each of the Named Executive Officers during Fiscal 2000. Except for options to purchase 1,350,000 shares of Common Stock granted to James T. Roberto on December 1, 2000, all such options were awarded under the 1996 Option Plan.

                                         Individual Grants
                         -------------------------------------------------
                                                                                Potential
                                                                           Realizable Value at
                                                                             Assumed Annual
                          Number of    Percent of                            Rates of Stock
                         Securities   Total Options                        Price Appreciation
                         Underlying    Granted to     Exercise             for Option Term (3)
                           Options    Employees in     Price    Expiration -------------------
Name                     Granted (#) Fiscal 2000 (1) ($/SH) (2)    Date     5% ($)   10% ($)
----                     ----------- --------------- ---------- ---------- -------- ----------
James T. Roberto........  1,500,000         72%        $0.50     12/1/10   $471,671 $1,195,307
Stephen M. Caseyo.......     70,000          3%        $4.75     3/13/10   $209,107 $  529,919
Eric S. Ringwall........     70,000          3%        $4.75     3/13/10   $209,107 $  529,919
Neil R. Cassidy.........    150,000          7%        $0.50     12/1/10   $ 47,167 $  119,531

--------
 *  Less than one percent.

(1) Percentages include options to purchase 2,083,700 shares of Common Stock.

(2) The exercise price is to be paid in cash, by surrendering shares of Common Stock held by optionee for more than 12 months, or in any combination of such consideration or such other consideration and method of payment permitted under applicable law. The exercise price equaled the fair market value on the date of grant.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% or 10% levels or at any other defined level.

   The following table sets forth certain information regarding options to purchase shares of Common Stock held as of December 31, 2000 by each of the Named Executive Officers.

                                                      Number of Securities
                                                     Underlying Unexercised       Value of Unexercised
                           Shares                          Options at            In-the-Money Options at
                         Acquired on     Value          December 31, 2000           December 31, 2000(1)
Name                     Exercise (#) Realized ($) (Exercisable/Unexercisable) (Exercisable/Unexercisable)
----                     -----------  ------------ --------------------------  ---------------------------
James T. Roberto........     --            --               0 / 1,500,000             $0 / $46,500
Neil R. Cassidy.........     --            --          25,319 / 176,207               $0 / $4,650
Eric S. Ringwall........     --            --          54,419 / 79,802                $0 / $0
Vincent K. Roach........     --            --          24,000 / 60,000                $0 / $0
Stephen M. Casey........     --            --          24,000 / 130,000               $0 / $0

--------
(1) Calculated by determining the difference between the closing bid price of the Common Stock underlying the option as quoted on the Nasdaq National Market System on December 29, 2000 at $0.531 per share and the exercise price of the option.

Employment Agreements

   James T. Roberto. Effective November 9, 2000, the Company entered into an employment agreement with James T. Roberto for service as the Company's President and Chief Executive Officer. Under the agreement, Mr. Roberto will receive:

  .  an annual base salary of $360,000;

  . a quarterly bonus at the discretion of the Board and in an amount to be determined by the Board, in accordance with the Company's Incentive Compensation Plan;

  . a grant of options to purchase 1,500,000 shares of Common Stock at an exercise price equal to the fair market value per share on the date of grant; provided that, if a "change in control" of the Company occurs, then, in most cases, 100% of the unvested stock options would vest immediately;

   Neil R. Cassidy. Effective October 2, 2000, the Company entered into an employment agreement with Neil R. Cassidy for service as the Company's Executive Vice President, Chief Financial Officer and Secretary. Under the agreement, Mr. Cassidy will receive:

  .  an annual base salary of $180,000;

  .  up to $20,000 per quarter in bonus compensation; and

  . a grant of options to purchase 150,000 shares of Common Stock at an exercise price equal to the fair market value per share on the date of grant; provided that, if a "change in control" of the Company occurs, then, in most cases, 100% of the unvested stock options would vest immediately.

   Stephen M. Casey. Effective March 30, 1998, the Company entered into an employment agreement with Stephen M. Casey, the President of the Company's Technology Services Division.

  .  an annual base salary of $130,000;

  . a bonus of $60,000 payable according to the Company's customary payroll practices;

  .  up to $20,000 per quarter in bonus compensation; and

  . a grant of options to purchase 60,000 shares of Common Stock at an exercise price equal to the fair market value per share on the date of grant.

   Vincent K. Roach. Effective June 16, 1998, the Company entered into an employment agreement with Vincent K. Roach, the President of the Company's Application Services Division. Under the agreement, Mr. Roach will receive:

  .  an annual base salary of $100,000;

  .  a monthly draw equal to $30,000 and a settlement paid annually equal to
     (i) 40% of the aggregate of (a) 15% of all billings submitted by the Company to its clients for which Mr. Roach was designated account manager, (b) 25% of all billings submitted by the Company to its clients for which Mr. Roach was designated engagement manager, and (c) 60% of all billings submitted by the Company to its clients for services performed directly by Mr. Roach; plus (ii) 10% of the operating profits (before taxes) of DAOU-TMI, Inc.; less (iii) the monthly draws paid to Mr. Roach during the previous fiscal year; and

  . a grant of options to purchase 60,000 shares of Common Stock at an exercise price equal to the fair market value per share on the date of grant.

Separation and Release Agreements

   Larry D. Grandia. Effective November 11, 2000, the Company entered into a separation and release agreement with Larry D. Grandia, its former Chief Executive Officer and President. Under the agreement:

  . Mr. Grandia was released from his obligation to repay principal and interest on a $200,000 loan paid to Mr. Grandia on March 27, 2000 in connection with his employment agreement;

  . Mr. Grandia received title to the 1999 Infinity Q45 automobile utilized during his employment with the Company. The automobile had a book value of $24,889 on the date of his termination; and

  . after the Separation Date and during any period in which Mr. Grandia serves on DAOU's Board of Directors, Mr. Grandia will continue vesting any Non-Statutory Options covered by the 1996 Stock Option Plan. On April 18, 2001, Mr. Grandia resigned as a Director of the Company.

   Donald R. Myll. Effective October 31, 2000, the Company entered into a separation and release agreement with Donald R. Myll, its former Executive Vice President, Chief Financial Officer and Secretary. Under the agreement, Mr. Myll received a payment in the amount of $50,000.

   D. Parker Hinshaw. Effective June 30, 2000, the Company entered into a separation and release agreement with Parker Hinshaw, its former Executive Vice President. Under the agreement, Mr. Hinshaw received a payment in the amount of $175,000.

Retention and Severance Agreements

   Stephen M. Casey. Effective March 1, 2000, the Company entered into a retention and severance agreement with Stephen M. Casey, the President of the Technology Services Division. Under the agreement, Mr. Casey is entitled to receive:

  . Upon the consummation of a change in control transaction, a retention bonus in the amount of $275,000; and

  . If, within 2 years of the consummation of a change in control, Mr. Casey is terminated without cause or resigns with good reason, a severance payment in the amount of $550,000.

   Eric S. Ringwall. Effective March 1, 2000, the Company entered into a retention and severance agreement with Eric S. Ringwall, its Chief Technology Officer. Under the agreement, Mr. Ringwall is entitled to receive:

  . Upon the consummation of a change in control transaction, a retention bonus in the amount of $275,000;

  . If, within 2 years of the consummation of a change in control, Mr. Ringwall is terminated without cause or resigns with good reason, a severance payment in the amount of $550,000; and

  . Gross-up payments equal to the amount of taxes payable by Mr. Ringwall in connection with the above retention bonus and severance payment.

   Mr. Ringwall has resigned effective May 18, 2001.

Section 401(k) Plan

   Effective November 1, 1999, the Company initiated a new DAOU Systems, Inc. 401(k) Salary Savings Plan (New Plan); which covers employees who meet certain age and service requirements. Employees may contribute a portion of their earnings each plan year subject to certain Internal Revenue Service limitations. This New Plan replaces the former DAOU Systems, Inc. 401(k) Salary Savings Plan and various other defined contribution plans under which employees also participated. Contributions under these plans are made at the sole discretion of the Company.

Compensation Committee Interlocks and Insider Participation

   No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during Fiscal 2000.

Certain Relationships and Related Transactions

   All future transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board, including a majority of the disinterested members of the Board or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                         REPORT OF THE AUDIT COMMITTEE

   The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference therein.

   Our Committee has reviewed and discussed with management of the Company and Ernst & Young LLP, the independent auditing firm of the Company, the audited consolidated financial statements of the Company as of December 31, 1999 and 2000 and for each of the three years in the period ended December 31, 2000 (the "Audited Financial Statements"). In addition, we have discussed with Ernst & Young LLP the matters required by Codification of Statements on Auditing Standards No. 61.

   The Committee also has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and we discussed with the firm its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

   Management is responsible for the Company's internal controls and the financial reporting process. Ernst & Young LLP is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

   Based on the foregoing review and discussions and a review of the report of Ernst & Young LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          Audit Committee:

                                          David W. Jahns
                                          Kevin M. Fickenscher
                                          H. Lawrence Ross

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

   The Compensation Committee makes recommendations to the Board regarding compensation of the Company's officers and directors and oversees the administration of the Company's employee stock option plans and stock purchase plans, if any. All decisions of the Compensation Committee relating to compensation of the Company's executive officers are reviewed and approved by the entire Board.

Compensation Policy

   The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The Compensation Committee attempts to achieve these goals by integrating on an individualized basis competitive annual base salaries with stock options through the Company's stock option plan and otherwise. The Compensation Committee believes that cash compensation in the form of salary and bonus provides the Company's executives with short term rewards for success in operations, and that long term compensation through the award of stock options better coordinates the objectives of management with those of the stockholders with respect to the long term performance and success of the Company. The Compensation Committee generally takes into consideration a variety of subjective and objective factors in determining the compensation packages for executive officers, including how compensation compares to that paid by competing companies and the responsibilities and performance by each executive and the Company as a whole. In making its determinations, the Compensation Committee attempts to address the unique challenges which are present in the industry in which the Company competes against a number of public and private companies with respect to attracting and retaining executives and other key employees.

   The Compensation Committee has relied heavily on the equity/option position of executives and key employees as an important mechanism to retain and motivate executives and key employees while at the same time aligning their interests with those of the stockholders generally. The Compensation Committee believes that option grants are instrumental in motivating employees to meet the Company's future goals.

Base Salary

   The base salary of the Company's executive officers is set at an amount which the Compensation Committee believes is competitive with the salaries paid to the executive officers of other companies of comparable size in similar industries. In evaluating salaries, the Compensation Committee utilizes publicly available information and surveys of the compensation practices of information technology companies. The Compensation Committee also relies on information provided by the Company's Human Resources Department and its knowledge of local pay practices. Furthermore, the Compensation Committee considers the executives' performance of their job responsibilities and the overall financial performance of the Company. The Compensation Committee recognized the revenues and earnings generated by the Company during its fiscal year ended December 31, 1999 when establishing the salaries for Fiscal 2000.

Bonuses

   Each of the Company's executive officers is eligible to receive bonus compensation according to varying performance standards. During Fiscal 2000, the Compensation Committee determined the bonus compensation based on the achievement of certain quarterly revenue and profit targets. See "--Summary Compensation Table".

Stock Option Grants

   The Company provides its executive officers with long-term incentives through stock option grants of stock options. An initial grant of options is made at the time an executive is hired and the Compensation

Committee considers periodically additional grants based on the performance of both the individual executives and the Company as a whole. The Compensation Committee takes into account the executive's position and level of responsibility, existing stock and unvested option holdings and the potential reward if the stock price appreciates in the public market. The exercise price of all options is equal to the closing market price of the Common Stock on the date of grant and the options generally vest over a three or five-year period. The 1996 Option Plan currently qualifies for exclusion under Section 162(m) of the Internal Revenue Code.

Compensation of Chief Executive Officers

   Larry D. Grandia served as the Chief Executive Officer and President until November 9, 2000, on which date James T. Roberto became the Company's Chief Executive Officer and President. Messrs. Grandia and Roberto were compensated pursuant to the same general criteria. In setting compensation levels for the Chief Executive Officer, the Compensation Committee reviews competitive information reflecting compensation practices for similar technology companies and examines the Chief Executive Officer's performance relative to the Company's overall financial results. The Compensation Committee also considers the Chief Executive Officer's achievements against the same pre-established objectives and determines whether the Chief Executive Officer's base salary, target bonus and target total compensation approximate the competitive range of compensation for chief executive officer positions in the information technology industry.

   In Fiscal 2000, Larry D. Grandia received $226,610 in salary. Mr. Grandia was paid a $34,660 annual bonus in fiscal 2000. No options to purchase stock were granted to Mr. Grandia in fiscal 2000.

   In Fiscal 2000, James T. Roberto received $41,538 in salary. No bonus was paid to Mr. Roberto in Fiscal 2000. Mr. Roberto also received a grant of options to purchase 150,000 shares of Common Stock pursuant to the 1996 Option Plan. In addition, Mr. Roberto received a grant to purchase 1,350,000 shares of Common Stock outside of the 1996 Option Plan. All of the Options granted outside of the Plan will be non-qualified/non-statutory options. The exercise price for the Options will be the closing price per share of the Company's Common Stock on the date of grant.

Compensation Arrangements Generally

   Overall, the Compensation Committee believes that the compensation arrangements for the Company's executives serve the long-term interests of the Company and its stockholders and that, in particular, equity/option positions are an important factor in attracting and retaining key executives. The Compensation Committee intends to continue to review and analyze its policies in light of the performance and development of the Company and the environment in which it competes for executives and to retain outside compensation consultants from time to time to assist the Compensation Committee in such review and analysis.

                                          Compensation Committee:

                                          David W. Jahns
                                          Kevin M. Fickenscher
                                          H. Lawrence Ross

May 5, 2001

   The foregoing reports of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                       [PERFORMANCE GRAPH APPEARS HERE]

          COMPARE CUMULATIVE TOTAL RETURN AMONG DAOU SYSTEMS, INC.,
                   NASDAQ MARKET INDEX AND PEER GROUP INDEX

                              2/13/97   3/31/97   6/30/97   9/30/97   12/31/97
                           ----------------------------------------------------
-
DAOU Systems, Inc.           $ 100.00  $  75.00   $ 177.78  $ 347.22  $  347.22

NASDAQ Computer and Data
 Processing Index            $ 100.00     86.50     110.88    121.29     114.51

NASDAQ Market Index U.S.
 Companies                   $ 100.00     89.13     105.47    123.30     115.43

                              3/31/98   6/30/98   9/30/98   12/31/98  3/31/99
                           ----------------------------------------------------
-
DAOU Systems, Inc.           $ 217.33  $ 254.22   $  63.89  $  68.44  $   65.28

NASDAQ Computer and Data
 Processing Index              151.29    167.58     157.23    204.28     246.39

NASDAQ Market Index U.S.
 Companies                     135.10    138.81     125.25    162.76     182.53

                              6/30/99   9/30/99   12/31/99  3/31/00   6/30/00
                           ----------------------------------------------------
-
DAOU Systems, Inc.           $  63.89  $  59.72   $  34.03  $  38.89  $   18.76

NASDAQ Computer and Data
 Processing Index              256.31    266.90     449.01    443.55     362.06

NASDAQ Market Index U.S.
 Companies                     199.68    204.65     302.46    339.50     295.18

                              9/29/00   12/29/00
                           -----------------------
DAOU Systems, Inc.           $  11.11  $   5.90

NASDAQ Computer and Data
  Processing Index             334.87    206.63

NASDAQ Market Index U.S.
 Companies                     271.60    181.84

   The above graph assumes that $100.00 was invested in the Common Stock and in each index on February 13, 1997, the effective date of the Company's initial public offering. The data used for the Nasdaq returns calculations was obtained from the Center for Research and Security Prices "CRSP" Total Return Indexes for the Nasdaq Stock Market. Although the Company has not declared a dividend on its Common Stock, the total return for each index assumes the reinvestment of dividends. Stockholder returns over the period presented should not be considered indicative of future returns. Pursuant to regulations of the SEC, the graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                  PROPOSAL TWO

                      RATIFICATION OF INDEPENDENT AUDITORS
                           (Item 2 on the Proxy Card)

   The Board has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting. Ernst & Young LLP has audited the Company's financial statements annually since March 1995. Its representatives are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

   Audit Fees. The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the 2000 fiscal year and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2000 fiscal year were $169,900.

   Financial Information Systems Design and Implementation Fees. Ernst & Young LLP did not render any professional services to the Company of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during the 2000 fiscal year.

   All Other Fees. The aggregate fees billed for services rendered by Ernst & Young LLP, other than fees for the services referenced under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the 2000 fiscal year were $192,854.

   Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-Laws or otherwise. The Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change could be in the best interests of the Company and its stockholders.

   The Board has determined that the rendering of the non-audit services by Ernst & Young LLP is compatible with maintaining the auditors' independence.

Vote Required

   An affirmative vote by the holders of a majority of the Shares present in person or represented by proxy at the Meeting is required for approval of ratification of the independent auditors.

   THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                 OTHER BUSINESS

   The Company is not aware of any other matters to be presented at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares that they represent in accordance with their best judgment.

Form 10-K

   A copy of the Company's Annual Report for Fiscal 2000 is being mailed with this Proxy Statement to stockholders entitled to notice of the Meeting. At any stockholder's written request, the Company will provide without charge, a copy of the Annual Report for Fiscal 2000 which incorporates the Form 10-K as filed with the SEC, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $.20 per page will be made. Requests should be sent to Investor Relations, DAOU Systems, Inc., 5120 Shoreham Place, San Diego, California 92122.

                                          By Order of the Board of Directors

                                          Neil R.Cassidy
                                          Secretary

                                   APPENDIX A

                               DAOU SYSTEMS, INC.
                            AUDIT COMMITTEE CHARTER

Organization

   This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from the management and the Company. All committee member shall be financially literate and at least one member shall have accounting or related financial management expertise.

Statement of Policy

   The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential stockholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

   The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to the changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

   The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  . The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's stockholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to the approval of the Company's stockholders.

  . The committee shall discuss with the independent auditors the overall scope and plans for their audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

  . The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q. Also, the committee shall discuss the results of each quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of the review.

  . The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                  DAOU SYSTEMS
                              5120 Shoreham Place
                          San Diego, California 92122

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby constitutes and appoints James T. Roberto and Neil R. Cassidy, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of DAOU Systems, Inc. to be held at the Company's principal executive offices located at 5120 Shoreham Place, San Diego, California 92122, on June 19, 2001, at 10:00 a.m., local time, and at any adjournments thereof, and to vote as designated.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL CLASS I DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS AND "FOR" THE RATIFICATION OF INDEPENDENT AUDITORS AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      YOUR VOTE IS IMPORTANT! PLEASE VOTE.

                          (Continued on reverse side)



1. ELECTION OF CLASS I DIRECTOR NOMINEES
  [_] FOR all nominees listed below.
  [_] FOR all nominees listed below except as marked to the contrary.
  [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

                                                      Withhold Authority
                                                     For Specific Nominee
                                                     --------------------
  Nominees:      1. James T. Roberto    (Class I)    ____________________
  ---------
                 2. H. Lawrence Ross    (Class I)    ____________________

2. RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

                Vote For [_]    Vote Against [_]    Abstain [_]
  and to vote on such other business as may properly come before the meeting

                                       Dated:___________________________ , 2001
                                       ________________________________________
                                       Signature of Stockholder(s)
                                       ________________________________________
                                       Signature of Stockholder(s)
                                       Please sign exactly as name appears
                                       hereon. When shares are held by joint
                                       tenants, both should sign. When signing
                                       as attorney, executor, administrator,
                                       trustee or guardian, please give full
                                       title as such. If a corporation, please
                                       sign in full corporate name by
                                       president or other authorized officer.
                                       If a partnership, please sign in
                                       partnership name by authorized person.

                                       THANK YOU FOR VOTING.